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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: December 5, 2000

                                 POLYCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)

      STATE OF DELAWARE                  000-27978                     94-3128324
(State or Other Jurisdiction     (Commission File Number)           (I.R.S. Employer
      of Incorporation)                                            Identification No.)
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                                1565 BARBER LANE
                           MILPITAS, CALIFORNIA 95035
              (Address of Principal Executive Office and Zip code)

                                 (408) 526-9000
                    (Telephone Number, Including Area Code)

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                                 POLYCOM, INC.
                                    FORM 8-K

ITEM 5.  OTHER EVENTS

    On December 5, 2000, Polycom, Inc. entered into an Agreement and Plan of
Merger and Reorganization dated as of December 5, 2000 (the "Merger Agreement") with Merger Sub Ltd. ("Merger Sub") and Accord Networks Ltd. ("Accord") pursuant to the terms and conditions of which shareholders of Accord will receive .3065 shares (the "Exchange Ratio") of Polycom common stock in exchange for each Accord ordinary share (the "Merger"). In addition, pursuant to the terms of the Merger Agreement, each outstanding option and warrant to acquire Accord ordinary shares will be assumed by Polycom and will be treated as an option or warrant to purchase that number of shares of Polycom common stock equal to the product of the Exchange Ratio and the number of Accord ordinary shares subject to such option or warrant. Upon the consummation of the Merger, Merger Sub will merge with and into Accord, with Accord as the surviving corporation. On December 6, 2000, Polycom issued a press release announcing the signing of the Merger
Agreement (the "Press Release").

    The Merger is subject to regulatory and Accord shareholder approvals and other customary conditions to closing. Certain shareholders of Accord, representing in the aggregate approximately 32.9% of the voting share capital of Accord, have entered into voting agreements (collectively, the "Voting
Agreement") with Polycom pursuant to which each such shareholder has agreed to vote in favor of the Merger.

    The Merger Agreement and the Press Release are attached hereto as Exhibits
2.1 and 99.1, respectively, and the form of Voting Agreement is attached as Exhibit A to the Merger Agreement, each of which is incorporated herein by reference in its entirety. The foregoing descriptions of the Merger Agreement, the Press Release and the Voting Agreement are qualified in their entirety by reference to the Merger Agreement, the Press Release, and the Voting Agreement, respectively.

    Any statements contained in the Press Release that are not historical facts are forward-looking statements. In particular, statements using the words
"will," "plans," "expects," "believes," "anticipates," or like terms are by their nature predictions based upon current plans, expectations, estimates, and assumptions. These statements are subject to a number of risks and uncertainties that could significantly affect outcomes, which may differ materially from the expectations, estimates, or assumptions expressed in or implied by any such forward-looking statements. Specific risks applicable to such forward-looking statements include risks associated with the failure to conclude any proposed agreement and/or changing conditions in the marketplace. Other risks and uncertainties associated with the business of Polycom may be reviewed in Polycom's public filings on Form 10-Q and Form 10-K. Those documents are publicly on file with the U.S. Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

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
EXHIBIT NO.                                     DESCRIPTION
-----------             ------------------------------------------------------------
         2.1            Agreement and Plan of Merger and Reorganization dated as of
                        December 5, 2000, by and between Polycom, Inc., Merger
                        Sub Ltd. and Accord Networks Ltd., and Exhibits attached
                        thereto.

        10.1            Form of Voting Agreement dated as of December 5, 2000 by and between Polycom, Inc. and each of Jules L. DeVigne, Sigi
                        Gavish, Philip B. Keenan, David P. Gallagher, Amnon Shachar,
                        Jeffrey B. Bradley, Matty Karp, Jos Henkens, Nitzanim Fund
                        (1993) Ltd., K.T. Concord Venture Fund (Cayman) L.P., K.T.
                        Concord Venture Fund (Israel) L.P., K.T. Concord Venture
                        Advisors (Cayman) L.P., K.T. Concord Venture Advisors
                        (Israel) L.P. and Advanced Technology Ventures IV, L.P.
                        (included as Exhibit A to Exhibit 2.1).

        99.1            Press Release of Polycom, Inc. dated December 6, 2000.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

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
                                              POLYCOM, INC.

                                              By:                  /s/ MICHAEL R. KOUREY
                                                       --------------------------------------------
                                                                     Michael R. Kourey
                                                            SENIOR VICE PRESIDENT, FINANCE AND
                                                        ADMINISTRATION, CHIEF FINANCIAL OFFICER AND
                                                                         SECRETARY
Date:  December 8, 2000
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                                 EXHIBIT INDEX

     EXHIBIT NO.                                DESCRIPTION
---------------------   ------------------------------------------------------------
         2.1            Agreement and Plan of Merger and Reorganization dated as of
                        December 5, 2000, by and between Polycom, Inc., Merger
                        Sub Ltd. and Accord Networks Ltd., and Exhibits attached
                        thereto.

        10.1            Form of Voting Agreement dated as of December 5, 2000 by and between Polycom, Inc. and each of Jules L. DeVigne, Sigi
                        Gavish, Philip B. Keenan, David P. Gallagher, Amnon Shachar,
                        Jeffrey B. Bradley, Matty Karp, Jos Henkens, Nitzanim Fund
                        (1993) Ltd., K.T. Concord Venture Fund (Cayman) L.P., K.T.
                        Concord Venture Fund (Israel) L.P., K.T. Concord Venture
                        Advisors (Cayman) L.P., K.T. Concord Venture Advisors
                        (Israel) L.P. and Advanced Technology Ventures IV, L.P.
                        (included as Exhibit A to Exhibit 2.1).

        99.1            Press Release of Polycom, Inc. dated December 6, 2000.
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